Exhibit 99.1

1Q24 Financial Earnings May 2, 2024

Safe Harbor Statement

This presentation includes forward-looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning.

Forward-looking statements include, but are not limited to, guidance regarding 2024 financial and operational results and our ability to successfully execute our 2024 company strategic goals supporting the guidance, including our quality initiatives designed to improve our customer’s experiences; anticipated Kinetic broadband subscribers and market penetration growth, including broadband additions; availability and timing of delivery of fiber broadband to customers, including fiber broadband penetration; number of households or locations that may be served generally and related to funding from various state and federal broadband programs, including future programs, public-private partnerships with government entities, the Rural Digital Opportunity Fund and the Broadband Equity and Access Deployment Program (BEAD); opportunities related to strategic sales, products, and strategic revenue growth across all of our business units; statements concerning the CLEC and ILEC Master Leases with Uniti Group, Inc.; expectations regarding expense management activities, including continuation of reduction in interconnection and access expense, and the timing and benefit of such activities; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward-looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance, or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as the result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to increased competitive pressures as state and federal broadband funding programs provide opportunities for new entrants in our markets and possible overbuilding of our network; our ability to, and the extent to which, we participate in BEAD and are able to successfully secure funding via competitive bidding processes over our competitors; loss of funding provided by the Affordable Connectivity Program that may lead to customer disconnects or other state or federal subsidy programs that are not yet permanent programs; the effect of any changes in federal or state governmental regulations or statutes, including any new regulations regarding alleged digital discrimination and net neutrality in the marketplace, oversight or enforcement activities by state or federal agencies; adverse changes in economic conditions, including the impact of foreign wars or political upheaval; risks and uncertainties from cost pressures and inflation on our customers’ communications and payment decisions; adverse economic, political or market conditions related to epidemics, pandemics, or disease outbreaks, and the impact of these conditions on our business operations and financial position and on our customers; impact of any supply chain delays or shortages on our business operations and on our customers’ ability to operate their business; that the expected benefits of cost reduction and expense management activities are not realized or adversely affect our sales and operations or are otherwise disruptive to our business and personnel; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; and general U.S. and worldwide economic conditions and related uncertainties. Windstream does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

2 | WINDSTREAM

3 Paul Sunu Chief Executive Officer Drew Smith Chief Financial Officer & Treasurer Genesis White VP, Investor Relations & Assistant Treasurer

4 Be the PREMIER broadband provider Be the TRUSTED communications and security advisor Be the INNOVATIVE wholesale leader OPERATIONS & SUPPORT Be the unwavering foundation that aligns, nurtures and enables us to be our best Focus o diversity and inclusion Prioritize quality and trust. Do it right the first time, every time. Give our best in everything we do.

First Quarter Highlights

Adjusted EBITDAR of $406M(1), up 7% y-o-y; Completed sale of IPv4 assets for over $100M kinetic by windstream

Strong Consumer Metrics

- 1% Kinetic consumer service revenue growth year-over-year
- Strong fiber additions of 18K in quarter
- Consumer Broadband ARPU of $89.93 up 5% y-o-y

Fiber Build Momentum Continues

- 53K new premises added in quarter
- Approximately 1.7 million total premises now have access to FTTH services
- 35% coverage of consumer households was achieved by quarter end

WINDSTREAM ENTERPRISE & windstream wholesale

Strong Strategic Revenue Trends

- Strategic & Advanced IP services revenue grew slightly y-o-y; ~85% of total Enterprise Market service revenue(2)(3) now comes from Strategic & Advanced IP
- Wholesale Market service revenue increased 1% y-o-y

Interconnection Expense Reduction(2)

- Total interconnection expense fell by 19% y-o-y; legacy-TDM related expenses (4) fell by 27% y-o-y
- Of the $634 million in annualized interconnection expense remaining, $303 million relates to TDM services(4)

(1) Adjusted EBITDAR excluding gain on sale of IPv4 assets (2) Excludes End user surcharges; (3) Based on 1Q24 results on an annualized basis (4) Includes TDM expenses as shown on Slide 11, plus Network Facilities (excluding Fiber Expense)

5 | WINDSTREAM

Fiber Broadband Expansion Acceleration

53K 1 Gbps Premises Constructed in 1Q24


1 Gbps Premises Passed (in 000's)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
1,174
1,280
1,344
1,407
1,467
1,510
1,584
1,639
1,692
1,012
1,111
1,174
1,237
1,294
1,336
1,406
1,459
1,508
162
169
170
170
173
174
178
180
184
SMB
Consumer

6
WINDSTREAM

72% 76% 79% 81% 81% 44% 50% 53% 57% 58% 10% 22% 29% 34% 35% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2020 2021 2022 2023 1Q24 25 Mbps+ 100 Mbps+ 1Gbps % of Homes in Kinetic Footprint with Access to Available Speeds 7

29 24 23 20 18 24.4% 25.5% 25.8% 26.3% 26.6% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% 250 275 300 325 350 375 400 425 450 1Q23 2Q23 3Q23 4Q23 1Q24 383 316 363 340 401 Ended 1Q with Consumers on 1G capable facilities, up 18K from 4Q23 Penetration Consumer Fiber Subscription Growth Shows Strong Adoption of New 1 Gbps Facilities ▪ Ending Fiber Subscribers ▪ Penetration Rate Note: Consumer Subscriber counts in 000’s 8

< 1 Year Cohorts 18% 16% 22% 15% 15% 20% 22% 25% 26% 27% 24% 29% 23% 23% 29% 22% 21% 26% 27% 29% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 27% 23% 20% 2Q23 3Q23 4Q23 Newest Fiber Cohorts Are Showing Strong Penetration Early Note: Cohort penetration reflects consumers on 1G capable facilities, within the respective cohort, at the 12 - month (Year 1 Penetratio n) and 24 - month (Year 2 Penetration) anniversary of the cohort being launched. Less than 1 Year cohort penetration is shown as of March 31, 2024, reflecting penetration at the 9 - , 6 - and 3 - month mark for coh orts completed in the second, third and fourth quarter of 2023, respectively. 40% Target Penetration Over a 4 Year Period 6 - Month Penetration 3 - Month Penetration Year 1 & Year 2 Cohort Penetration Year 1 Penetration Year 2 Penetration 9 9 - Month Penetration

Financial Overview 2023 2023 2023 2023 2023 2024 Q1 Q2 Q3 Q4 YE Q1 Revenue and Sales Kinetic Market 536$ 537$ 530$ 540$ 2,143$ 547$ Enterprise Market 371 338 346 314 1,369 316 Wholesale Market 113 106 115 103 437 114 Service Revenue 1,019$ 980$ 991$ 958$ 3,948$ 977$ Product & Fiber Sales 8 11 11 9 39 24 Total Revenue and Sales 1,027$ 991$ 1,002$ 967$ 3,987$ 1,001$ Expenses Direct Segment Expenses 363$ 358$ 363$ 337$ 1,421$ 343$ Network Access & Facilities 122 119 117 108 467 101 Shared Network & Operations 89 85 84 82 340 79 Information Techology/Shared Corporate 73 69 68 60 271 71 Total Expenses 648$ 631$ 632$ 588$ 2,499$ 595$ Adjusted EBITDAR 380$ 360$ 370$ 379$ 1,488$ 406$ Adjusted EBITDAR Margin % 37.0% 36.3% 36.9% 39.2% 37.3% 40.6% (Dollars in Millions) 10 (1) 1Q24 Adjusted EBITDAR excluding gain on sale of IPv4 assets (1)

Significant Interconnection Cost Reductions

TDM Retirement Accelerates Cost Reduction and Improves Customer Experience

Interconnection Expenses (in millions)

	1Q23 Annualized		1Q24 Annualized		YoY Change %
TDM	$	100	$	52	(48%)
IP/Ethernet		243		221	(9%)
Last Mile Access	$	344	$	273	(21%)
TDM	$	53	$	20	(63%)
IP/Ethernet		19		16	(15%)
Network Access	$	72	$	36	(50%)
Network Facilities (excluding Fiber Expense)	$	71	$	46	(36%)
Fiber Expense & Other		24		20	(15%)
Network Facilities Expense	$	95	$	66	(31%)
Enterprise Interconnect and Network Access & Facilities Expense	**$**	**511**	**$**	**374**	**(27%)**
Network Facilities (excluding Fiber Expense)	$	192	$	185	(4%)
Fiber Expense & Other		77		75	(3%)
Kinetic & Wholesale Network Facilities Expense	**$**	**269**	**$**	**260**	**(3%)**
Total Interconnect and Network Facilities Expense	**$**	**780**	**$**	**634**	**(19%)**

(1) Includes TDM expenses as shown, plus Network Facilities (excluding Fiber Expense)

- 1Q24 annualized run-rate of $634 million in interconnection and network facilities expenses; annualized decline of 19%
- $303 million of Legacy TDM-related expense[(1)] including Network Facility expense; annualized decline of 27%
- Continued execution of multi-year program to migrate legacy TDM customers to newer technologies, moving from circuit-level to market-level optimization
- The focus on market-level TDM removal will enable greater reductions in network real estate and colocation expenses

11 | WINDSTREAM

$250 $0 $0 $0 $0 $710 $1,400 $- $250 $500 $750 $1,000 $1,250 $1,500 2023 2024 2025 2026 2027 2028 $475 Debt Maturity as of November 10, 2022 Revolver Draw Note : Available capacity under credit facility excludes outstanding letters of credit of $140.6 million of which $111.0 million w as issued to Universal Service Administrative Company as a condition for Windstream receiving RDOF funding The amended senior secured revolving credit facility will have $500 million of capacity through September 21, 2024, and $475 mil lion of capacity through January 23, 2027 Net Liquidity 1 Net Debt to Adjusted EBITDA First Out Term Loan 1 Net Liquidity calculation includes $500 million revolver capacity through September 2024 Debt Maturity as of March 31, 2024 12 Term Loan Senior First Lien Notes Undrawn Revolver

Fiber Route Miles (1) Fiber Broadband Consumers (1) Broadband Consumers (1) Windstream Owns 100GB POPs (1) Fiber Households – Build Plan (1) Fiber Households Today (1) E&W Owned Assets (3) Kinetic Owned Assets (3) Total Consumer Revenues (2) Kinetic Fully Owned and Operated Metrics 219K (20.5%) 116K (31.2%) 448K (29.5%) 640K (35.8%) $229M $2.5B E&W Owned & Operated 88K (75.0%) 1,338 (100.0%) $ 1.0B (1) Metric represents number and percentage of Windstream total not associated or encumbered by Uniti Master Lease Agreements as of March 31, 2024 (2) Consumer Revenues for FY 2023 that are not within in - footprint ILEC markets governed by Uniti ILEC Master Lease Agreement (3) Kinetic and E&W Owned Assets represent net PP&E, excluding CWIP, as of December 31, 2023, for Windstream owned assets 13

14 2024 Guidance 2023 Results (all $ in millions) Approximately flat y - o - y (adjusted for ACP expiration) (2) $1,488M Adjusted EBITDAR (1) Approximately $700M $798M Capex, net (3) Approximately $140M $155M Unlevered Free Cash Flow (4) Similar to 2023 96K Fiber Consumer Customer Additions Similar to 2023 232K Fiber Premises Constructed (1) 2024 Adjusted EBITDAR guidance excludes the impact of non - core operating assets sales during the period (2) Adjusted for expected wind - down of the Affordable Connectivity Program (ACP) in 1Q 2024. Windstream’s ACP customer base currently receives ~ $3M in monthly subsidy under this program (3) Adjusted Capex, less GCI reimbursements (4) Total change in cash, excluding cash interest, cash taxes and debt amortization payments

Quarterly supplemental schedules (Pro Forma) Appendix 15